UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2006

CuraGen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-23223	06-1331400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main Street

Branford, CT 06405

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 481-1104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2006, the Registrant entered into employment agreements (“the Agreements”) with the following Executive Officers (“Executive Officers”): Frank M. Armstrong, M.D., President and Chief Executive Officer of the Registrant; Paul M. Finigan, Senior Vice President and General Counsel of the Registrant; Timothy M. Shannon, M.D., Executive Vice President and Chief Medical Officer of the Registrant; Elizabeth A. Whayland, Senior Vice President of Finance and Corporate Secretary of the Registrant; and David M. Wurzer, Executive Vice President, Chief Financial Officer and Treasurer of the Registrant. In addition, on September 1, 2006, 454 Life Sciences Corporation (“454”), a majority-owned subsidiary of the Registrant, entered into an employment agreement (“the Agreements”) with Christopher K. McLeod, President and Chief Executive Officer of 454. Pursuant to the Agreements, the Executive Officers are continuing to be employed on a full-time basis, continuing at will until either party gives notice of termination.

Under the Agreements, the Executive Officers will receive base salaries at annual rates as outlined in the agreements, and shall be eligible to receive annual performance-based bonuses based on the attainment of goals set by the Board of Directors. The Executive Officers shall also be eligible to participate in the annual equity grant program specified in the Registrant’s Executive Incentive Plan.

The Executive Officers shall be entitled to participate in employee benefit plans which the Registrant or 454, respectively, provides or may establish for the benefit of its senior executives generally (for example, group life, disability, medical, dental and other insurance, retirement, pension, profit-sharing and similar plans) (collectively, the “Fringe Benefits”). Eligibility to participate in the Fringe Benefits and receive benefits is subject to the plan documents governing such Fringe Benefits.

Pursuant to the Agreements, if any of the Executive Officers are terminated for Cause (as such term is defined in the Agreements), the Registrant or 454, respectively, shall not be obligated to make any further payment to such Executive Officer (other than accrued and unpaid base salary and expenses to the date of termination), or continue to provide any benefit (other than benefits which have accrued pursuant to any plan or by law) to the Executive Officer under the Agreements.

Pursuant to the Agreements, if any of the Executive Officers, with the exception of Mr. McLeod, are terminated for Performance Reasons (as such term is defined in the Agreement), then such Executive Officer shall be entitled to: (i) salary continuation at the salary the Executive Officer was receiving at the time of termination for a period of six (6) months following termination; and (ii) upon timely election of COBRA continuation coverage, such Executive Officer’s continued participation in any employee health and welfare benefit plan to which such Executive Officer was a participant prior to his or her termination, with the Registrant premiums paid at the same percentage as when such Executive Officer had participated as an employee, for up to six (6) months following termination; provided, that the Registrant’s obligation to continue such Executive Officer’s participation in any employee health and welfare benefit plan shall cease as of the date that such Executive Officer becomes eligible to participate in a similar benefit from another source.

Pursuant to the Agreements, if Mr. McLeod, is terminated for Performance Reasons (as such term is defined in the Agreement), then, Mr. McLeod shall be entitled to: (i) salary continuation at the salary Mr. McLeod was receiving at the time of termination for a period of twelve (12) months following termination; and (ii) upon timely election of COBRA continuation coverage, such Mr. McLeod’s continued participation in any employee health and welfare benefit plan to which Mr. McLeod was a participant prior to his termination, with the premiums paid at the same percentage as when Mr. McLeod had participated as an employee, for up to twelve (12) months following termination; provided, that 454’s obligation to continue Mr. McLeod’s participation in any employee health and welfare benefit plan shall cease as of the date that Mr. McLeod becomes eligible to participate in a similar benefit from another source.

Pursuant to the Agreements, if any of the Executive Officers are terminated by the Registrant or 454, respectively, for any reason other than for Cause, Performance Reasons, retirement, Disability (as such term is defined in the Agreements) or death, or if any of the Executive Officers terminate their employment with the Registrant or 454, respectively, for Good Reason (as such term is defined in the Agreements), then such Executive Officer shall be entitled to: (i) salary continuation at the salary such Executive Officer was receiving at the time of termination for a period of twelve (12) months following termination; and (ii) upon timely election of COBRA continuation coverage, such Executive Officer’s continued participation in any employee health and welfare benefit plan to which such Executive Officer was a participant prior to his or her termination, with the Registrant’s, or 454’s, respectively, premiums paid at the same percentage as when such Executive Officer had participated as an employee, for up to twelve (12) months following termination; provided, that the Registrant’s or 454’s obligation, respectively, to continue such Executive Officer’s participation in any employee health and welfare benefit plan shall cease as of the date that such Executive Officer becomes eligible to participate in a similar benefit from another source.

Pursuant to the Agreements, if any of the Executive Officers are terminated by the Registrant or 454, respectively, within twelve (12) months of a Change of Control as defined in the Agreements for reasons other than Cause, Disability, or his death, or if any of the Executive Officers terminate their employment with the Registrant or 454, respectively, for Good Reason, then, in lieu of the above, the Executive Officer shall be entitled to (i) salary continuation at the salary such Executive Officer were receiving at the time of termination for twenty-four (24) months following termination; (ii) an amount equal to two (2) times the Executive Officer’s target annual bonus, paid in a lump sum; and (iii) upon timely election of COBRA continuation coverage, such Executive Officer’s continued participation in any employee health and welfare benefit plan to which such Executive Officer was a participant prior to his or her termination, with the Registrant’s or 454’s , respectively, premiums paid at the same percentage as when such Executive Officer had participated as an employee, for up to twenty-four (24) months following termination; provided that, if COBRA continuation coverage is otherwise earlier terminated under applicable law, then, in lieu of coverage, the Registrant or 454, respectively, will pay its share of the monthly Registrant’s or 454’s, respectively, premium in effect prior to the termination of COBRA continuation coverage directly to such Executive Officer each month for the remainder of the relevant period.

Pursuant to the Agreements, upon a Change of Control as defined in the Agreement, all stock, restricted stock, stock options or restricted stock options of such Executive Officers, with the exception of Mr. McLeod, shall become fully vested to 100%.

Pursuant to the Agreements, if Mr. McLeod is terminated by 454 within twelve (12) months of a Change of Control as defined in the Agreement, for reasons other than Cause, Disability, or his death, or if Mr. McLeod terminates his employment with 454 for Good Reason, then, all stock, restricted stock, stock options or restricted stock options of Mr. McLeod shall become fully vested to 100%.

The agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Employment Agreement, dated September 1, 2006, between CuraGen Corporation and Frank M. Armstrong, M.D.,

99.2	Employment Agreement, dated September 1, 2006, between CuraGen Corporation and Paul M. Finigan

99.3	Employment Agreement, dated September 1, 2006, between CuraGen Corporation and Timothy M. Shannon, M.D.

99.4	Employment Agreement, dated September 1, 2006, between CuraGen Corporation and Elizabeth A. Whayland

99.5	Employment Agreement, dated September 1, 2006, between CuraGen Corporation and David M. Wurzer

99.6	Employment Agreement, dated September 1, 2006, between 454 Life Sciences Corporation and Christopher K. McLeod

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION
(Registrant)

Date: September 8, 2006	By:	/s/ David M. Wurzer
	Name:	David M. Wurzer
	Title:	Executive Vice President and Chief Financial Officer